UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2026 (May 29, 2026)

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FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

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Georgia (State or other jurisdiction of incorporation)	1-16247 (Commission File Number)	58-2582379 (I.R.S. Employer Identification No.)
1919 Flowers Circle, Thomasville, GA (Address of principal executive offices)		31757 (Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2026, Flowers Foods, Inc. (the “Company”), held its Annual Meeting of Shareholders for the following purposes and with the following voting results:

(1)	Election of Nine Director-Nominees to Serve for One-Year Terms:

Directors:	For	Against	Abstain	Broker Non-Votes
A. Ryals McMullian	131,625,472	20,619,671	8,359,111	26,624,894
Thomas C. Chubb, III	134,099,044	17,304,078	9,201,132	26,624,894
Rhonda O. Gass	152,329,138	7,881,956	393,160	26,624,894
Brigitte H. King	152,515,671	6,689,987	1,398,596	26,624,894
Margaret G. Lewis	139,188,826	20,898,531	516,897	26,624,894
W. Jameson McFadden	154,580,891	4,941,083	1,082,280	26,624,894
Joanne D. Smith	152,390,849	6,814,855	1,398,550	26,624,894
Sterling A. Spainhour	130,270,854	29,879,129	454,271	26,624,894
James T. Spear	154,135,892	5,179,401	1,288,961	26,624,894

(2)	Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation:

For	127,244,767
Against	23,492,424
Abstain	9,867,063
Broker Non-Votes	26,624,894

(3)	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm:

For	183,308,988
Against	3,174,835
Abstain	745,325
Broker Non-Votes	0

(4)	Approval of the Flowers Foods, Inc. 2026 Equity and Incentive Compensation Plan:

For	137,124,283
Against	21,826,012
Abstain	1,653,959
Broker Non-Votes	26,624,894

With respect to Proposal 1, each of the nominees for director received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year until the Company’s 2027 Annual Meeting of Shareholders.

With respect to Proposals 2, 3 and 4, the votes cast within the voting group favoring each proposal exceeded the votes cast opposing each proposal and therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ D. Anthony Sacglione
	Name:	D. Anthony Sacglione
	Title:	Chief Financial Officer

Date: June 2, 2026